UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 31, 2020

Innovative Payment Solutions, Inc.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55648	33-1230229
(Commission File Number)	(IRS Employer Identification No.)

19355 Business Center Drive, #9

Northridge, CA 91324

(Address of principal executive offices)

(818) 864-8404

(Registrant’s telephone number, including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☑ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 31, 2020, Innovative Payment Solutions, Inc. (the “Company”), closed the second tranche of its offering to Cavalry Fund I LP (“Cavalry”), under its Securities Purchase Agreement, dated June 30, 2020 (the “Cavalry SPA”) with Cavalry pursuant to which the Company received $262,500 in exchange for the issuance of:

●	an Original Issue Discount 10% Senior Secured Convertible Note (the “Second Note”) in the principal amount of $300,000; and

●	a five-year warrant (the “Second Warrant”) to purchase 8,571,428 shares of the Company’s common stock at an exercise price of $0.05 per share.

The Company had previously issued, on June 30, 2020, under the Cavalry SPA an Original Issue Discount 10% Senior Secured Convertible Note (the “Initial Note”) in the principal amount of $300,000; and a five-year warrant (the “Initial Warrant”) to purchase 8,571,428 shares of the Company’s common stock at an exercise price of $0.05 per share.

On August 3, 2020, the Company entered into a Securities Purchase Agreement (the “Mercer SPA”) with Mercer Street Global Opportunity Fund, LLC (“Mercer”), pursuant to which the Company received $350,000 in exchange for the issuance of:

●	an Original Issue Discount 10% Senior Secured Convertible Note (the “Mercer Note”) in the principal amount of $400,000; and

●	a five-year warrant (the “Mercer Warrant”) to purchase 11,428,571 shares of the Company’s common stock at an exercise price of $0.05 per share.

On August 5, 2020, the Company entered into a Securities Purchase Agreement (the “Pinz SPA”) with Pinz Capital Special Opportunities Fund, LP. (“Pinz”), pursuant to which the Company received $87,500 in exchange for the issuance of:

●	an Original Issue Discount 10% Senior Secured Convertible Note (the “Pinz Note”) in the principal amount of $100,000; and

●	a five-year warrant (the “Pinz Warrant”) to purchase 2,857,143 shares of the Company’s common stock at an exercise price of $0.05 per share.

The Initial Note, Second Note, Mercer Note and Pinz Note are hereinafter referred to collectively as the “Notes. The Initial Warrant, Second Warrant, Mercer Warrant and Pinz Warrant are hereinafter referred to collectively as the “Warrants’.

The Notes mature in 12 months after issuance, bear interest at a rate of 10% per annum, and are initially convertible into the Company’s common stock at a conversion price of $0.035 per share (as adjusted for stock splits, stock combinations, dilutive issuances and similar events).

The Notes may be prepaid at any time for the first 90 days at face value plus accrued interest. From day 91 through day 180, the Notes may be prepaid in an amount equal to 115% of the principal amount plus accrued interest. From day 181 through day 365, the Notes may be prepaid in an amount equal to 125% of the principal amount plus accrued interest. The Notes contain certain covenants, such as restrictions on: (i) distributions on capital stock, (ii) stock repurchases, and (iii) sales and the transfer of assets.

The Notes and the Warrants contain conversion limitations providing that a holder thereof may not convert the Notes or exercise the Warrants to the extent (but only to the extent) that, if after giving effect to such conversion, the holder or any of its affiliates would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the outstanding shares of the Company’s common stock immediately after giving effect to such conversion or exercise. A holder may increase or decrease its beneficial ownership limitation upon notice to the Company provided that in no event such limitation exceeds 9.99%, and that any increase shall not be effective until the 61st day after such notice.

The Company had pledged substantially all of its assets as security for amounts due under the Initial Note and Second Note, upon the terms and subject to the conditions set forth in a Security Agreement, dated June 30, 2020, between the Company and Cavalry (the “Security Agreement”). The Security Agreement was amended and restated on August 3, 2020 (the “Amended Security Agreement”) to include the Mercer Note and Pinz Note thereunder on a pari passu basis with the Initial Note and Second Note.

Upon the occurrence of an event of default under the Notes, a holders of the Notes has the right to be prepaid at 140% of the outstanding principal balance and accrued interest, and interest accrues at 18% per annum (or the maximum amount permitted by law). In addition, if an event of default under in the Notes has occurred, regardless of whether it has been cured or remains ongoing, the Notes will thereafter be convertible at 65% of the lowest closing price of the Company’s common stock for the last 10 consecutive trading days.

In connection with the Cavalry SPA, the Company had entered into a Registration Rights Agreement on June 30, 2020 (“Cavalry RRA”), with Cavalry pursuant to which it was obligated to file a registration statement with the SEC within sixty (60) days after the date of the agreement to register the resale by Cavalry of the shares of the Company’s common stock issuable to it under the Initial Note, Second Note, Initial Warrant and Second Warrant. A registration statement was filed by the Company with respect to such shares and was declared effective on July 28, 2020.

In connection with the Mercer SPA, the Company entered into a Registration Rights Agreement, dated August 3, 2020 (“Mercer RRA”), with Mercer pursuant to which it is obligated to file a registration statement with the SEC within ninety (90) days after the date of the agreement to register the resale by Mercer of the shares of the Company’s common stock issuable to it under the Mercer Note and Mercer Warrant, and use all commercially reasonable efforts to have the registration statement declared effective by the SEC within one hundred and five (105) days after the date of the agreement.

In connection with the Pinz SPA, the Company entered into a Registration Rights Agreement, dated August 3, 2020 (“Pinz RRA”), with Pinz pursuant to which it is obligated to file a registration statement with the SEC within ninety (90) days after the date of the agreement to register the resale by Pinz of the shares of the Company’s common stock issuable to it under the Pinz Note and Pinz Warrant, and use all commercially reasonable efforts to have the registration statement declared effective by the SEC within one hundred and five (105) days after the date of the agreement.

The Notes and the Warrants were sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. Each of the investors are an accredited investor which has purchased the securities as an investment in a private placement that did not involve a general solicitation. The shares to be issued upon conversion of the Mercer Note and Pinz Note and the exercise of the Mercer Warrants and Pinz Warrants have not been registered under the Securities Act and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Note, the Second Warrant, Mercer Warrant, Pinz Warrant, the Cavalry SPA. Mercer SPA, Pinz SPA, the Amended Security Agreement, the Mercer RRA and the Pinz RRA, attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 respectively, each of which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02 in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibits

4.1	Form of 10% Original Issue Discount Senior Secured Convertible Note (incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on July 2, 2020 (File No. 000-55648)
4.2	Warrant issued to Cavalry Fund I LP, dated July 31, 2020
4.3	Warrant issued to Mercer Street Global Opportunity Fund, LLC, dated August 3, 2020
4.4	Warrant issued to Pinz Capital Special Opportunities Fund, LP., dated August 5, 2020
10.1	Securities Purchase Agreement, between Innovative Payment Solutions, Inc. and Cavalry Fund I LP, dated June 30, 2020 (incorporated by reference to the Form 8-K filed with the Securities and Exchange Commission on July 2, 2020 (File No. 000-55648)
10.2	Securities Purchase Agreement, between Innovative Payment Solutions, Inc. and Mercer Street Global Opportunity Fund, LLC, dated August 3, 2020
10.3	Securities Purchase Agreement, between Innovative Payment Solutions, Inc. and Pinz Capital Special Opportunities Fund, LP., dated August 5, 2020
10.4	Amended and Restated Security Agreement, between Innovative Payment Solutions, Inc. and Cavalry Fund I LP, as collateral agent, dated August 3, 2020
10.5	Registration Rights Agreement, between Innovative Payment Solutions, Inc. and Mercer Street Global Opportunity Fund, LLC, dated August 3, 2020
10.6	Registration Rights Agreement, between Innovative Payment Solutions, Inc. and Pinz Capital Special Opportunities Fund, LP., dated August 5, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE PAYMENT SOLUTIONS, INC.

Date: August 6, 2020	By:	/s/ William Corbett
		Name:	William Corbett
		Title:	Chief Executive Officer

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